Angel Oak Mortgage Trust 2023-6 ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Angel Oak Mortgage Fund EU B LLC. The review included a total of 303 newly originated residential mortgage loans, in connection with the securitization identified as AOMT 2023-6 (the “Securitization”). The Review was conducted from November 2021 through August 2023 on mortgage loans originated between November 2021 and March 2023.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (303 loans in total):

Twelve (12) loans had a Secondary Appraisal, forty-six (46) loans had AVMs, and seventy-nine (79) loans had a Desktop Review.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were seven (7) occurrences of this.

Three (3) loans had a Second Desk Review, and zero (0) loans had a Full Appraisal Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 303 mortgage loans reviewed, one hundred and seventy-seven (177) unique mortgage loans (58.42% by loan count) had a total of two-hundred and ten (210) tape discrepancies across six (6) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Property Type	155	73.81%
UW FICO Utilized	43	20.48%
Origination Date	7	3.33%
Property City	3	1.43%
Original Amortization Term	1	0.48%
Property Address	1	0.48%
Grand Total	210	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	158	$89,060,709.00	52.15%
Event Grade B	145	$75,315,115.00	47.85%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	303	$164,375,824.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	230	75.91%
Event Grade B	73	24.09%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	303	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	209	68.98%
Event Grade B	94	31.02%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	303	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	301	99.34%
Event Grade B	2	0.66%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	303	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	189
		Housing history does not meet guidelines	15
		Hazard Insurance Coverage is Not Sufficient	13
		Borrower Income Verification does not match Approval	9
		Borrower Income Verification is less than 12 months	7
		Borrower Employment Verification does not meet guidelines	7
		Borrower Liabilities Verification Indicator is Partial	5
		Final Loan Application is Partial	5
		Property is located in a FEMA disaster area	4
		Liquid Reserves are less than Guidelines Required	3
		OFAC Check was not completed/Cleared.	3
		Minimum Trade Line Requirement Not Met	2
		Payment shock exceeds lender guidelines	2
		Note Document Indicator is Partial	2
		Qualifying DTI exceeds Guideline Maximum Allowable	2
		CoBorrower Employment Verification does not meet guidelines	2
		Transmittal Summary is Partial	2
		Borrower 2 Income Verification is less than 12 months	2
		Borrower residency documentation not provided or issue with documentation	2
		CoBorrower Income Verification does not match Approval	2

	Borrower Employment Verification Level is missing	2
	DSCR is less than guideline minimum	2
	Insufficient cash to close.	2
	All Interested Parties Not Checked against Exclusionary Lists	2
	Fraud Report Shows Uncleared Alerts	2
	Hazard Insurance Indicator is Partial	2
	Transmittal Summary is Missing	1
	CoBorrower Employment Verification Level is Missing	1
	Underwriting FICO does not meet Guideline Minimum Required	1
	Underwriting LTV exceeds Guideline Maximum Allowable	1
	Removed in favor of [3811]	1
	Percentage of Downpayment from Borrower Own Funds is Zero	1
	Fully Executed Purchase Contract is Partial	1
	Prepayment Penalty Indicator is Missing	1
	Partial Bankruptcy documentation provided.	1
	Borrower Credit Report is Missing	1
	Asset Documents are Incomplete	1
	Total Credit Grade (A) Exceptions:	301
B	Underwriting LTV exceeds Guideline Maximum Allowable	19
	Underwriting CLTV exceeds Guideline Maximum Allowable	18
	Liquid Reserves are less than Guidelines Required	13
	Payment shock exceeds lender guidelines	12

	Asset Documents are Incomplete	7
	Minimum Trade Line Requirement Not Met	7
	Housing history does not meet guidelines	6
	Underwriting FICO does not meet Guideline Minimum Required	5
	Unresolved derogatory credit	4
	Overdraft/NSF Count Exceeds Tolerance	3
	Borrower Income Verification does not match Approval	2
	Cash to Borrower Exceeds Maximum Allowable	2
	Qualifying DTI exceeds Guideline Maximum Allowable	2
	CoBorrower Income Verification does not match Approval	2
	Note Document Indicator is Partial	1
	Borrower Employment Verification does not meet guidelines	1
	Borrower residency documentation not provided or issue with documentation	1
	Removed in favor of [3811]	1
	Co-Borrower residency documentation not provided or issue with documentation	1
	Residual income does not meet guidelines.	1
	Transmittal Summary is Partial	1
	Borrower Liabilities Verification Indicator is Partial	1
	Total Credit Grade (B) Exceptions:	110
A	No Compliance Findings	227
	Reimbursement Amount Test	17
	Charges That Cannot Increase Test	16

Compliance	Consummation or Reimbursement Date Validation Test	14
	Initial Closing Disclosure Delivery Date Test	11
	Higher-Priced Mortgage Loan	6
	Charges That In Total Cannot Increase More Than 10% Test	6
	TRID Monitor Timing of Disclosures Finding	4
	Qualified Mortgage APR Threshold Finding	4
	Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	4
	TRID Initial Closing Disclosure Date and Funding Date Validation Test	3
	eSigned Documents Consent is Missing	3
	Initial Loan Estimate Delivery Date Test (from application)	3
	Lender Credits That Cannot Decrease Test	3
	Originator NMLS is Not Active	3
	TILA Finance Charge Test	2
	RESPA Homeownership Counseling Organizations Disclosure Date Test	2
	Qualified Mortgage Lending Policy Points and Fees Test	2
	NC RSHL Average Prime Offer Rate APR Threshold Exceeded	2
	TILA APR Test	2
	Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	2
	TRID Total of Payments Test	2

Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Alert (12 CFR 1026.35(c)(5))	2
Lender NMLS Status is Not Active	2
Brokerage/Finder Fee Test	1
Affiliated Business Disclosure is Missing	1
Security Instrument Indicator is Partial	1
Notice of Special Flood Hazards is Missing	1
TILA Right of Rescission Test	1
Qualified Mortgage Loan Term Test	1
Mortgage not recorded	1
Qualified Mortgage Safe Harbor Threshold	1
Tex. Const. art. XVI § 50(f)(2) - Texas F2 Notice for Non Home Equity was not provided	1
TX Constitution A6 Required Fees Test	1
Originator NMLS Status is Not Found	1
Higher-Priced Mortgage Loan Required Escrow Account Test	1
TRID “Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For” Validation Test	1
Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
CT Average Prime Offer Rate APR Threshold	1
Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	1
Qualified Mortgage Interest Only Test	1
Revised Loan Estimate Delivery Date Test (prior to consummation)	1
CT NPHLA Average Prime Offer Rate APR Threshold	1
Total Compliance Grade (A) Exceptions:	361

	B	Higher-Priced Mortgage Loan	93
		Brokerage/Finder Fee Test	1
		Reimbursement Amount Test	1
		Security Instrument Indicator is Partial	1
		MD COMAR Higher-Priced Mortgage Loan Finding	1
		Total Compliance Grade (B) Exceptions:	97
Property	A	No Property Findings	122
		Third Party Valuation Product not Provided	44
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	5
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	5
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	4
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	4
		Third Party AVM to appraised value exceeds 10% allowable variance	4
		Title Issues Present	4
		Third party AVM Confidence Score is less than 90%	1
		Third Party Valuation Product not Provided.	1
		Origination Appraisal is Partial	1
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Total Property Grade (A) Exceptions:	196
	B	Appraisal guideline violation	2
		Total Property Grade (B) Exceptions:	2

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.